                         INTERNAL USE LICENSE AGREEMENT

Effective as of Nov. 30, 1998 (the "EFFECTIVE DATE"). Affyrnetrix. Inc., a Delaware corporation ("Affymetrix") and Rosetta Inpharmatics, Inc., a Delaware corporation ("Licensee") (each a "Party" and together "the Parties"), agree as follows:

1. DEFINITIONS.

1.1 "ABE," which stands for Array Based Experiment, means a single experiment involving hybridization of a labeled sample on a Nucleic Acid Array licensed hereunder and that is covered at the time and place of the experiment by one or more valid claims of a patent claim within the Licensed Patents. A "valid claim" shall include a claim that has not been held to be invalid by a final judgement from which no appeal can be taken. If labeled samples (including the same sample) are consecutively hybridized to a single Nucleic Acid Array, then the number of ABEs is equal to the number of consecutive hybridizations. If two differently labeled samples arc mixed and simultaneously hybridized to a single Nucleic Acid Array, then there has been one ABE.

1.2 "Affiliate" means any corporation or other business entity controlled by. controlling, or wider common control with a Party, but only for so long as such Affiliate remains an Affiliate of a Party, and only if such Affiliate is bound in writing by the terms of this Agreement. For this purpose, "control" means direct or indirect beneficial ownership of more than 50% of; (i) the voting stock or other controlling equity interest in, or (ii) the revenue, of such corporation or other business. References to Licensee in this Agreement will include Licensee's Affiliates.

1.3 "Array Maker" means a device used to fabricate Nucleic Add Arrays by mechanical fabrication methods. For clarity, the parties understand that "mechanical fabrication" does not include controlled direction of electromagnetic energy at a portion of a support (e.g. fabrication through photolithographic synthesis methods), but does include the use of an inkjet system to place nucleic acids on a support.

1.4 "Licensed Patent(s)" means the U.S. and Foreign Patents (and reissues, renewals, and extensions thereof) and Patent applications set forth on Exhibit
A. as well as any U.S. or foreign application (including divisionals, continuations, and continuations-in-part) claiming priority to any of the foregoing and patents issuing thereon, as well as reissues, renewals, and extensions thereof.

1.5 "Nucleic Acid Array" means (i) an array fabricated solely by placing only fully synthesized nucleic acids (clonal polynucleotides or other presynthesized polynucleotides, with no further fabrication of nucleic acids) at defined locations on a solid support or (ii) an array fabricated solely by synthesizing oligonucleotides using an inkjet head to deposit nucleotides at defined locations on a solid support without using controlled direction of electromagnetic energy. In the case of both (i) and (ii), all of such nucleic acids may not represent more than 8,000 genes/expressed sequence tags; provided, however, during the periods of this Agreement in which Licensee has purchased an unlimited number of ABEs there shall be no limit on the number of genes/expressed sequence tags that Licensee may represent on a single Nucleic Acid Array.

2. LICENSE. During the term of this Agreement, Affymetrix grants Licensee a nontransferable, nonsublicensable, nonexclusive, worldwide, royalty-bearing license under the Licensed Patents, to internally use Array Makers and make (but not have made, sell, import, distribute or lease) and internally use Nucleic Acid Arrays made from such Array Makers for analyzing the presence, absence, or level of expressed messenger RNA in cells for academic and commercial research use only. For clarity, the Parties understand that diagnostic applications are not being licensed.

2.1 This Agreement does not grant Licensee a license to:

(a) transfer a Nucleic Acid Array to any third party or

(b) provide services to any third party with respect to a Nucleic Acid Array. For clarity, the Parties understand that biological research activities involving Nucleic Add Arrays conducted by Licensee within a collaboration that meets the requirements of Section 2.1(c)(ii) are permitted; or

(c) distribute, license or otherwise make available to a third party any data or database that is obtained from the use of a Nucleic Acid Array, except as follows:

        i) Licensee may license data obtained from a Nucleic Acid Array to a third party licensee specifically related to a particular compound, drug, target, pathway or transcript state of a cell that has been discovered or analyzed through use of the Nucleic Acid Array, provided that such third party licensee (or its direct distributors or sublicensees) pays substantial consideration for the right to develop and market such compound, drug or target with the bone fide intent to do so in accordance with such third party licensee's commercial policies in effect from time to time; or

         ii) Licensee may transfer data to a third party when such data is obtained within a bona fide collaboration with such third party (a "Collaborator") in which: (A) the Collaborator provides substantial scientific input to experimental design, (B) the collaborative relationship is set forth in an agreement signed by the Licensee and the Collaborator prior to the use of any Nucleic Acid Arrays to generate such data, and (C) Licensee retains material intellectual property rights in substantial discoveries or inventions that arise from such data, including know-how if there are no patent rights directly associated with such know-how and such know-how has significant value as compared to other intellectual property arising from the collaboration. Bona fide collaborations do not include arrangements whose primary purpose is to give third party access to data or databases or provide nucleic acid hybridization services, or

         iii) Licensee may transfer data to a third party so long as Licensee receives no consideration or other quid-pro-quo for such transfer and such data is not made preferentially available to customers of Licensee (e.g. such transfer cannot be contingent on the third party and Licensee exchanging other goods, services or intellectual property), or

(d) identify polymorphisms in genes/expressed sequence tags or perform genotyping analysis.

2.2 Licensee may make the data described in Section 2. l(c)(i)-(iii) (`Permitted Data") available to third parties only pursuant to written agreements containing obligations that: (a) are no less restrictive than those in Section 2.1; and (b) explicitly benefit Affymetrix by providing Affymetrix the right to enforce the provisions of such agreement that correspond to Section 2.1 hereof in the event that Licensee does not or cannot enforce such provisions itself and (c) prohibit such third parties from sublicensing or otherwise further distributing such Permitted Data except as set forth in Section 2.1 (c)(i). Licensee agrees not to exceed the scope of the licenses grimed under this Agreement.


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

3 ROYALTIES. In consideration of Licensee's right to use at least one Licensed Patent, Licensee will pay to Affymetrix: (a) an annual "Usage Royalty," and (b) a one-time license issue fee of [***].

3.1 EasyAccess-TM- "Gold" and "Silver" customers are entitled to additional discounts of [***] from the Usage Royalty, respectively. However, Licensee's EasyAccess discount shall only apply during those years of this Agreement in which Licensee has maintained such EasyAccess status fur at least seven months in such year. In the event Affymetrix substantially redefines the Gold and Silver EasyAccess marketing programs following the Effective Date, Affymetrix agrees to offer Licensee discounts similar to those set forth in this Section consistent with any then-prevailing marketing programs that require financial commitments similar to the Gold and Silver EasyAccess programs as of the Effective Date.

3.2 The annual Usage Royalty is set forth in the following table and is based on the number of ABEs that Licensee is permitted to conduct within a single year and Licensee's annual research and development budget (including its Affiliates) as reported in audited financial statements.

                           LICENSEE ANNUAL R&D BUDGET



                                  Between
# of annual ABEs   up [***]        [***]       [***]
----------------------------------------------------------
[***]              [***]          [***]        [***]
[***]              [***]          [***]        [***]
[***]              [***]          [***]        [***]
[***]              [***]          [***]        [***]

3.3 Unused ABEs cannot be canned over from year-to-year. Nucleic Acid Arrays that are provided to Licensee by a third party that has been licensed by Affymetrix to provide such Nucleic Acid Arrays to Licensee shall not be included in the royalty calculation.

4. PAYMENT. Upon execution of this Agreement. Licensee shall pay the license issue fee. Licensee agrees to pay an annual Usage Royalty at [***] which corresponds to [***] ABEs ("Maximum Annual ABEs") for use during each year of this Agreement.

4.1 If during any year of this Agreement Licensee's ABE usage exceeds its Maximum Annual ABEs: (a) Licensee shall promptly notify Affymetrix, (b) Licensee's Maximum Annual ABEs and Usage Royalty shall increase to at least the next higher volume amount (or higher, if Licensee elects) set forth in the above table, and (c) the anniversary date of this Agreement shall be deemed to be the date Affymetrix receives such notice. If Licensee notifies Affymetrix in writing at least [***] prior to the anniversary date of this Agreement that Licensee desires to increase or decrease their Maximum Annual ABEs, then Licensee's Usage Royalty obligation shall be adjusted as set forth in the above table for the next year.

4.2 During each year of this Agreement. Licensee agrees to pay the annual Usage Royalty in [***] installments commencing at thc end of the first calendar quarter that follows the Effective Date. If Licensee's ABE usage exceeds its Maximum Annual ABE,, all remaining [***] payments due for such year shall be immediately due and Licensee's first [***] installments for Licensee's increased Usage Royalty shall be due at the end of the next [***].

4.3 If within one year following the Effective Date Affymetrix has felled to enter into at least [***] Qualifying Deal [***], then Affymetrix and Licensee shall meet to discuss readjusting the annual Usage Royalty fee structure, but in no event shall the annual Usage Royalty fee structure be decreased by more than [***]. A "Qualifying Deal" shall mean an agreement between Affymetrix and a licensee with the following criteria (i) the licensee has a R & D budget of less than [***], and (ii) the license agreement contains an annual Usage Royalty fee structure and covenants not to sue that are substantially similar to the ones set forth in this Agreement or which are more favorable to Affymetrix than the ones set forth in this Agreement. Any readjustment to the annual Usage Royalty fee structure shall only persist until Affymetrix has entered into [***] Qualifying Deal [***], and thereafter, the annual Usage Royalty fee structure set forth in this Agreement shall be [***].

4.4 In the event Licensee selects a Usage Royalty corresponding to an unlimited number of annual ABE,, Licensee shall pay Affymetrix an additional annual royalty of [***] per Datapoint for all ABEs in access of [***] ABEs per year that arc used in connection with providing data to third parties, where "Datapoint' shall mean a measurement of the presence, absence, or level of contiguous sequence of expressed messenger RNA in a single biological sample as measured by a Nucleic Acid Array.

5.1 AUDIT. On each anniversary of this Agreement, an officer of Licensee will deliver to Affymetrix a statement certifying (i) that Licensee's ABE usage did not exceed the Maximum Annual ABE in the preceding year, and (ii) the number of ABEs used in the preceding year in connection with providing data to third parties but only if such number exceeds [***], Licensee agrees to maintain reasonable records to document the number of ABEs that Licensee uses. Affymetrix may have a nationally recognized accounting firm under obligations of confidentiality reasonably acceptable to Licensee examine Licensee's relevant records. At any time during regular business hours end upon [***]notice, but no more than [***] annually. If such examination reveals a discrepancy between the royalties payable hereunder and the royalties actually paid, Licensee will pay all such additional royalties, together with the maximum interest permitted by law from the date when such additional royalties would have been due, to Affymetrix [***] days of receipt of notice from Affymetrix of such discrepancy. Any such examination will be at Affymetrix' expense; provided that, if a deficiency of more than [***] is discovered, the examination will be at Licensees expense and Affymetrix shall not be deemed to have used its annual right to audit Licensee.

5.2 COVENANTS. licensee covenants not to sue Affymetrix. or its Affiliates or customers of either regarding any patented technology related to (1) the sale, distribution, design, development or manufacturing of nucleic acid probe arrays made using controlled direction of electromagnetic energy at a support ("Affymetrix NAPAs") and any array readers/scanners, software, assays, or packaging which may be used with Affymetrix NAPAs or (ii) the use of Affymetrix NAPAs provided by Affymetrix or its Affiliates to their customers and any array readers/scanners, software, assays, or packaging which may be used by such customers with Affymetrix NAPAs; provided, however, that such covenant not to sue does nor extend to: (A) the sale, distribution, design, development or manufacturing of [***], or (B) the [***], or (C) the [***], or (D) [***]

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

6. LIMITATIONS. Nothing in this Agreement will be construed as: (a) a warranty or representation by Affymetrix as to the validity or scope of the Licensed Patents; (b) a warranty or representation by Affymetrix that anything made, used, or discovered under the rights granted in this Agreement does not or will not infringe third party patents; (c) an obligation to bring actions against third parties for infringement; (d) conferring the right to use any Affymetrix trademark or designation; (e) conferring by implication, estoppel, or otherwise any rights under any Affymetrix patents other than the Licensed Patents or any rights not specifically granted herein; or (f) an obligation to furnish any know-how not provided in the Licensed Patents. In no event will either Party be liable for lost or prospective profits or indirect or consequential damages resulting from this Agreement eve if the other Party has been advised of the possibility of such damages.

7. INDEMNITY. Licensee will defend, indemnify, and hold Affymetrix harmless from and against any liability, demands, damages, expenses and losses for death, personal injury, illness, or property damage arising out of Licensee's use of any method or apparatus under the Licensed Patents. As used in this Section 7, "Affymetrix" includes its trustees, officers, agents, and employees. The technology licensed hereby is experimental, and Licensee will take all reasonable precautions to prevent death, personal injury, illness, and property damages from use thereof.

8. TERMS AND TERMINATION. This Agreement will remain in effect for three years following the Effective Date, and continue thereafter n renewing one year terms until terminated by either party by providing notice to the other party at least 60 days prior to the anniversary date hereof. If either Party materially fails to perform any obligations under this Agreement, the other Party may notify the defaulting party of the default. If the defaulting Party has not materially cured the default within 30 days after receiving such notice, the other Party may terminate this Agreement upon 30 days' notice to the defaulting Party. Such right to terminate will be in addition to, and without prejudice to the exercise of, any other remedies available in law or equity. Sections 1, 2.2, 5.1, 6, 7, 9.1, 9.2 and 9.3 will survive termination or expiration of this Agreement.

9. GENERAL. Licensee covenants not to benchmark or otherwise compare performance metrics such as sensitivity and specificity from Licensee's nucleic acid arrays to any Affymetrix' nucleic acid arrays and disclose such comparison results to third parties without the prior approval of Affymetrix which shall not be unreasonable withheld. Licensee agrees not to disparage Affymetrix' personnel, products or services. Licensee may not assign this Agreement by acquisition of Licensee's assets or stock, by operation of law, or otherwise, without Affymetrix's prior consent. In the event Licensee is acquired, Affymetrix will not unreasonably withhold its consent to such an assignment. Affymetrix' consent shall be deemed to have been reasonably withheld if Licensee proposes to merge with an entity that is a party or an Affiliate of a party to litigation with Affymetrix; provided, however, the foregoing proviso will not be effective in the event Affymetrix initiates such litigation for the primary purpose of preventing the assignment of this Agreement. No assignment of this Agreement will be valid until the assignee has assumed all obligations under this Agreement and the Usage Royalty has been adjusted to reflect the assignee's R&D budget. If any provision of this Agreement is held invalid or unenforceable for any reason, such unenforceability will not affect the enforceability of the remaining provisions of this Agreement, and all provisions of this Agreement will be construed so as to preserve the enforceability hereof. The waiver by either Party of a breach of any provision of this Agreement by the other Party will not be construed as a waiver of any succeeding breach of the same or any other provision, nor will any delay on the part of either Party to exercise any right that it may have hereunder operate as a waiver of any right by such Party. In the event there is a dispute between the Parties in connection with this Agreement, neither Party shall file a claim against the other Party in connection with such dispute until thirty (30) days following notice to the other Party and the Chief Executive Officer of each Party shall meet and discuss potential solutions to such dispute during the thirty (30) days following notice to the other Party and the Chief Executive Officer of each Party shall meet and discuss potential solutions to such dispute during the thirty (30) day period. Affymetrix represents and warrants that it owns or is the legal licensee of the Licensed patents and that it has the right to enter into this Agreement for the Licensed Patents.

9.1 NOTICE. All requests, consents, notices, and other communications under this Agreement will be in writing and will be deemed to have been given upon the confirmed facsimile transmission or prepaid express mailing to the address below, or at such address as either Party may from time-to-time designate in writing to the other Party.

To Affymetrix:    Affymetrix, Inc.
                  3380 Central Expressway
                  Santa Clara, CA 95051
                  Attention: General Counsel

To Licensee:      Rosetta Inpharmatics, Inc.
                  12040 115th Avenue N.E.
                  Kirkland, Washington 98034
                  Attention: Chief Operating Officer

9.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties relating to the subject matter thereof, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by it. This Agreement will be construed in accordance with the laws of California without regard to its conflict of laws rules.

9.3 CONFIDENTIALITY. The Parties will keep the terms of this Agreement in confidence, except as may be required by regulatory agencies or courts or as required by law, and will then use all reasonable precautions to keep the terms of this Agreement confidential.

Signature: /s/ Stephen A. Fodor
           -----------------------------------------------
           Stephen P.A. Fodor, Ph.D.
           President and Chief Executive Officer
           Affymetrix, Inc.

Date: 30 Nov 98
      ----------------------------------------------------

Rosetta Inpharmatics, Inc.

Signature: /s/ John J. King II
          ------------------------------------------------

Name (Print): John J. King, II
              --------------------------------------------

Title: Senior VP & COO
       ---------------------------------------------------

Date: 30 November, 1998
      ----------------------------------------------------


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                                               EXHIBIT A


                 COUNTRY      PATENT/                  TITLE OF INVENTION               AFFYMETRIX       FEATURE         STATUS
                            APPLICATION                                                  FILE NO.
                                NO.








                                                        [  *    *    *]









* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.


                 COUNTRY      PATENT/                  TITLE OF INVENTION               AFFYMETRIX       FEATURE         STATUS
                            APPLICATION                                                  FILE NO.
                                NO.








                                                        [  *    *    *]









* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.


                 COUNTRY      PATENT/                  TITLE OF INVENTION               AFFYMETRIX       FEATURE         STATUS
                            APPLICATION                                                  FILE NO.
                                NO.








                                                        [  *    *    *]










* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.


                 COUNTRY      PATENT/                  TITLE OF INVENTION               AFFYMETRIX       FEATURE         STATUS
                            APPLICATION                                                  FILE NO.
                                NO.








                                                        [  *    *    *]











* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.